Consolidated Statements of Operations - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2021	Dec. 31, 2020
Revenue	$ 2,099	$ 0
Costs and expenses:
Cost of revenue (excluding depreciation and amortization)	1,040	143
Research and development	20,228	10,157
Sales and marketing	3,233	486
General and administrative	13,737	3,547
Depreciation and amortization	2,548	1,400
Total operating costs and expenses	40,786	15,733
Loss from operations	(38,687)	(15,733)
Other income (expenses):
Change in fair value of warrant liabilities	(63,332)	0
Offering costs associated with warrants	(4,259)	0
Other income (expense), net	92	309
Loss before benefit for income taxes	(106,186)	(15,424)
Benefit for income taxes	0	0
Net loss	$ (106,186)	$ (15,424)
Net loss per share attributable to common stockholders—basic and diluted	$ (0.77)	$ (0.13)
Weighted average shares used in computing net loss per share attributable to common stockholders – basic and diluted	137,609,620	115,045,097